CUSIP NO. 19419B100             Schedule 13G                       Page 20 of 24


                                                                       EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of May 21, 2003


                           PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

                           By:  Perseus-Soros Partners, LLC, Its General Partner

                           By:  SFM Participation, L.P., Its Managing Member

                           By:  SFM AH, LLC, Its General Partner

                           By: Soros Private Funds Management LLC, Its Managing Member


                                        /s/ Jodye Anzalotta
                           ----------------------------------------------------
                           By:       Jodye Anzalotta
                           Title:    Attorney-in-Fact


                           PERSEUS-SOROS PARTNERS, LLC

                           By:  SFM Participation, L.P., Its Managing Member

                           By:  SFM AH, LLC, Its General Partner

                           By: Soros Private Funds Management LLC, Its Managing Member


                                        /s/ Jodye Anzalotta
                           ----------------------------------------------------
                           By:       Jodye Anzalotta
                           Title:    Attorney-in-Fact

CUSIP NO. 19419B100             Schedule 13G                       Page 21 of 24


                           PERSEUS BIOTECH FUND PARTNERS, LLC

                           By:  Perseuspur EC, L.L.C., Managing Member

                           By:  Perseuspur, LLC, Member


                                        /s/ Rodd Macklin
                           ----------------------------------------------------
                           By:       Rodd Macklin
                           Title:    Secretary and Treasurer


                           PERSEUS EC, L.L.C.

                           By:  Perseuspur, LLC, Member


                                        /s/ Rodd Macklin
                           ----------------------------------------------------
                           By:       Rodd Macklin
                           Title:    Secretary and Treasurer


                           PERSEUSPUR, LLC


                                        /s/ Rodd Macklin
                           ----------------------------------------------------
                           By:       Rodd Macklin
                           Title:    Secretary and Treasurer


                           MR. FRANK H. PEARL


                                        /s/ Rodd Macklin
                           ----------------------------------------------------
                           By:       Rodd Macklin
                           Title:    Attorney-in-Fact

CUSIP NO. 19419B100             Schedule 13G                       Page 22 of 24


                           SFM PARTICIPATION, LP

                           By:  SFM AH, LLC, Its General Partner

                           By: Soros Private Funds Management LLC, Its Managing Member


                                        /s/ Jodye Anzalotta
                           ----------------------------------------------------
                           By:       Jodye Anzalotta
                           Title:    Attorney-in-Fact


                           SFM AH, LLC

                           By: Soros Private Funds Management LLC, Its Managing Member


                                        /s/ Jodye Anzalotta
                           ----------------------------------------------------
                           By:       Jodye Anzalotta
                           Title:    Attorney-in-Fact


                           SOROS FUND MANAGEMENT LLC


                                        /s/ Jodye Anzalotta
                           ----------------------------------------------------
                           By:       Jodye Anzalotta
                           Title:    Assistant Counsel


                           MR. GEORGE SOROS


                                        /s/ Jodye Anzalotta
                           ----------------------------------------------------
                           By:       Jodye Anzalotta
                           Title:    Attorney-in-Fact